THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

No. W-__	Warrant to Purchase 128,122 Shares of Common Stock

WARRANT TO PURCHASE COMMON STOCK
OF
BRIAZZ, INC.

     THIS CERTIFIES that, for value received, Weisburg Limited, is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe for and purchase from BRIAZZ, INC., a Washington corporation (the “Company”), shares of Common Stock (“Common Shares”) at a purchase price per share of $0.10. The purchase price per share of the Common Shares upon exercise of this Warrant is sometimes referred to herein as the “Exercise Price.” The number and exercise price, if any, of such shares are subject to adjustment as provided in Sections 8 hereof.

      1. Term of Warrant. Subject to the terms and conditions set forth herein, this Warrant will be exercisable during the term commencing on the date hereof and ending at 5:00 p.m. Pacific Time on April 5, 2014.

      2. Exercise of Warrant.

          (a) The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the holder hereof, at the office of the Company in Seattle, Washington (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment in cash or check acceptable to the Company of the purchase price of the Common Shares thereby purchased, whereupon the holder of this Warrant will be entitled to receive a certificate for the number of Common Shares so purchased and, if this Warrant is exercised in part, a new Warrant for the unexercised portion of this Warrant. The Company agrees that if at the time of surrender of this Warrant and purchase the holder hereof will be entitled to exercise this Warrant, the Common Shares so purchased will be deemed to be issued to such holder as the record owner of such securities as of the close of business on the date on which this Warrant shall have been exercised as aforesaid.

          (b) Notwithstanding any provisions herein to the contrary, if the fair market value of one Common Share is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of such Common Shares computed using the following formula:

Y (A—B)

	X =	A

Where		X	=	the number of Common Shares to be issued to the holder

		Y	=	the number of Common Shares purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

		A	=	the fair market value of one Common Share (at the date of such calculation)

		B	=	Exercise Price (as adjusted to the date of such calculation)

For purposes of the above calculation, fair market value (the “Market Price”) of one Common Share shall be determined by the Company’s Board of Directors in good faith; provided, however, that where there exists a public market for the Company’s Common Stock at the time of such exercise, the fair market value of one Common Share shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the Nasdaq National Market or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal for the five (5) trading days prior to the date of determination of fair market value.

           (c) Certificates for Common Shares purchased hereunder and, on partial exercise of this Warrant, a new Warrant for the unexercised portion of this Warrant will be delivered to the holder hereof promptly as practicable after the date on which this Warrant shall have been exercised as aforesaid.

      3. No Fractional Securities or Scrip. No fractional shares or scrip representing fractional shares will be issued upon the exercise of this Warrant. In lieu of any fractional share to which the holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

      4. No Rights as Shareholders. This Warrant does not entitle the holder hereof to any voting rights, dividends, participation rights or other rights as a shareholder of the Company prior to the exercise hereof.

      5. Exchange and Registry of Warrant. The Company will maintain a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer or exercise, in accordance with its terms, at the office of the Company, and the Company will be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     6. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

      7. Saturdays, Sundays and Holidays. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein is a Saturday or a Sunday or will be a legal holiday or the equivalent for banks generally in the State of Washington, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday or the equivalent for banks generally in the State of Washington.

      8. Adjustment Rights. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time, as follows:

          (a) Extraordinary Common Stock Event. Upon the happening of an Extraordinary Common Stock Event (as defined below):

               (i) The Exercise Price shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by multiplying the then effective Exercise Price by a fraction, the numerator of which shall be the number of fully-diluted shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of fully-diluted shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event without giving effect to the adjustment in Exercise Price contained in this Section 8(a)(i), and the product so obtained shall thereafter be the Exercise Price. The Exercise Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events; and

               (ii) The number of Common Shares subject to this Warrant (the “Warrant Amount”) shall, simultaneously with the happening of such Extraordinary Common Stock Event, be adjusted by dividing the then effective Warrant Amount by a fraction, the numerator of which shall be the number of fully-diluted shares of Common Stock outstanding immediately prior to such Extraordinary Common Stock Event and the denominator of which shall be the number of fully-diluted shares of Common Stock outstanding immediately after such Extraordinary Common Stock Event without giving effect to the adjustment in Exercise Price contained in Section 8(a)(i), and the quotient so obtained shall thereafter be the Warrant Amount. The Warrant Amount, as so adjusted, shall be readjusted in the same manner upon the happening of any successive Extraordinary Common Stock Event or Events.

     “Extraordinary Common Stock Event” shall mean (x) the issuance of additional shares of Common Stock as a dividend or other distribution on outstanding Common Stock of the Company, (y) a subdivision of outstanding shares of Common Stock into a greater number of shares of Common Stock, or (z) a combination of outstanding shares of Common Stock into a smaller number of shares of Common Stock.

          (b) Distribution of Assets. In case the Company shall fix a record date for the making of a distribution to all holders of shares of Common Stock of assets (including securities of a corporation other than the Company) or evidences of its indebtedness or securities (other than cash dividends or cash distributions payable out of funds legally available therefor or dividends payable in shares of Common Stock or distributions referred to in Section 8(a) or (d)), the Exercise Price to be in effect after such record date shall be determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, of which the numerator shall be the Market Price, less the fair market value (as determined by the Company’s Board of Directors, whose determination shall be conclusive absent manifest error), of the portion of the assets or evidences of indebtedness or securities so to be distributed applicable to one share of Common Stock and of which the denominator shall be such Market Price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed. In the event that such distribution is not so made, the Exercise Price shall be that which would then be in effect if such record date had not been fixed. No adjustment of the Exercise Price pursuant to this paragraph shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately before such adjustment. Upon each adjustment of the Exercise Price pursuant to this paragraph, the then effective Warrant Amount shall be adjusted to equal the Warrant Amount obtained from the formula in Section 8(c) below.

          (c) Sale of Shares Below Exercise Price.

               (i) If, at any time or from time to time after the date hereof, the Company issues or sells, or is deemed by the express provisions of this Section 8(c) to have issued or sold, Additional Shares of Common Stock (as defined in Section 8(c)(iv) hereof), other than as provided in Sections 8(a) or 8(d), for an Effective Price (as defined in Section 8(c)(v)) less than the then effective Exercise Price, then and in each such case the then applicable Exercise Price shall be reduced to the Exercise Price determined by dividing (A) an amount equal to the sum of (1) the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Exercise Price and (2) the aggregate consideration, if any, received by the Company upon such issue or sale, by (B) the total aggregate number of shares of Common Stock outstanding immediately after such issue or sale. No adjustment of the Exercise Price shall be made in an amount less than $0.01 per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be taken into account in any subsequent adjustment made to the Exercise Price. Except as provided in Section 8(c)(iii), no adjustment of the Exercise Price pursuant to this Section 8(c) shall have the effect of increasing the Exercise Price above the Exercise Price in effect immediately before such adjustment. Upon each adjustment of the Exercise Price pursuant to Section 8(b) or (c), the then effective Warrant Amount shall be adjusted to equal the Warrant Amount obtained from the following formula:

N’ = N x E
E’
where:
N’ =	the adjusted Warrant Amount.
N =	the Warrant Amount prior to adjustment.
E’ =	the adjusted Exercise Price.
E =	the Exercise Price prior to adjustment.

               (ii) For the purpose of making any adjustment required under this Section 8(c), the aggregate consideration received by the Company for any issue or sale of securities shall (I) to the extent it consists of cash, be computed at the net amount of cash received by the Company after deduction of any underwriting or similar commissions, compensations or concessions paid or allowed by the Company in connection with such issue or sale but without deduction of any expenses payable by the Company, (II) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board of Directors of the Company, and (III) if Additional Shares of Common Stock, Convertible Securities (as defined below) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board of Directors of the Company to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

               (iii) For the purpose of the adjustment required under this Section 8(c), if the Company issues or sells any rights or options for the purchase of stock or other securities convertible into Additional Shares of Common Stock (such convertible stock or securities being herein referred to as “Convertible Securities”) and if the Effective Price of Additional Shares of Common Stock is less than the Exercise Price, in each case the Company shall be deemed to have issued, at the time of the issuance of such rights or options or Convertible Securities, the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration to be received by the Company upon exercise or conversion of such rights, options or Convertible Securities together with the consideration, if any, received by the Company for the issuance of such rights, options or Convertible Securities. If the Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of shares of Common Stock issuable, upon the exercise, conversion or exchange thereof, the Exercise Price and Warrant Amount computed upon the original issue thereof, and any subsequent adjustments based thereon, shall, upon such increase or decrease becoming effective, be recomputed to reflect such increase or decrease with respect to such options, rights and securities not already exercised, converted or exchanged before such increase or decrease became effective, but no further adjustment to the Exercise Price or Warrant Amount shall be made for the actual issuance of Common Stock upon the exercise of any such options or rights or the conversion or exchange of such securities in accordance with their terms. Further, upon the expiration or termination of any Convertible Securities or the expiration of any options or rights related to such Convertible Securities, the Exercise Price and Warrant Amount shall forthwith be readjusted to such Exercise Price and Warrant Amount as would have been obtained had the adjustment that was made upon the issuance of such options, rights or securities, or options or rights related to such securities, been made upon the basis of the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

               (iv) Solely for purposes of this Section 8, “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company or deemed to be issued pursuant to this Section 8(c), whether or not subsequently reacquired or retired by the Company, other than:

                    (A) shares issued or issuable pursuant to, stock option agreements and stock option, incentive and purchase plans of the Company, existing now or adopted in the future as contemplated or permitted by the Securities Purchase Agreement dated May 28, 2003 among the Company and the original holders of the Series F Convertible Preferred Stock (“Series F Stock”), as amended through the date of original issuance of the Series F Stock;

                    (B) shares issued or issuable upon conversion, exercise or exchange of securities outstanding as of the date of initial issuance of this Warrant;

                    (C) shares issued pursuant to an Extraordinary Common Stock Event;

                    (D) Common Stock issued by the Company and approved by the Company’s Board of Directors to persons or entities with which the Company has business relationships including, but not limited to, corporate partner transactions and lease financings, provided such Common Stock issued is for a primary purpose other than equity financing and provided that such securities are designated as excluded from the definition of Additional Stock by the written consent of the holder of this Warrant; and

                    (E) additional shares of Common Stock that are issued or become issuable upon conversion or exercise of other outstanding securities of the Company as a result of the operation of anti-dilution provisions which are contained in the original terms of such securities.

               (v) The “Effective Price” of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this Section 8(c) into the aggregate consideration received, or deemed to have been received by the Company under this 8(c), for such Additional Shares of Common Stock.

               (vi) If any event shall occur as to which the provisions of Section 8(c) are not strictly applicable (other than by reason of the exceptions set forth in such provisions), but the failure to make any adjustment would materially adversely affect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such Section, then, in each such case, the Company shall appoint a mutually agreeable investment banking firm that does not have a direct or material indirect financial interest in the Company, which has not been, and, at the time it is called upon to give independent financial advice to the Company, is not (and none of its directors, officers, employees, affiliates or stockholders are) a promoter, director or officer of the Company or any of its subsidiaries, which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 8(c) necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holders of this Warrant and shall make the adjustments described therein. If the opinion shall state that no adjustment is required to be made, the holders of this Warrant shall bear the expense of the firm of independent investment bankers within 15 days of the holder’s receipt of a copy of such opinion and shall reimburse the Company for any actual out-of-pocket expenses paid therefor.

               (vii) The Company will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Section 8(c), but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company (a) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of this Warrant and (b) will not take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after the action upon the conversion of this Warrant would exceed the total number of shares of Common Stock then authorized by the Company’s articles of incorporation and available for the purposes of issue upon such conversion. A consolidation, merger, reorganization or transfer of assets involving the Company covered by Section 8(d) shall not be prohibited by or require any adjustment under this Section 8(c).

          (d) Capital Reorganization or Reclassification.

               (i) If the Common Stock issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class or classes of stock of the Company, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend provided for in Section 8(a), then and in each such event the holders of this Warrant shall have the right thereafter to exercise this Warrant into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification or other change by holders of the number of shares of Common Stock into which this Warrant might have been exercised immediately prior to such reorganization, reclassification or change, all subject to further adjustment as provided herein; and (ii) In case of any consolidation or merger of the Company with any other company (other than a wholly owned subsidiary of the Company), or in case of any sale or transfer of all or substantially all of the assets of the Company, or in case of any share exchange pursuant to which all of the outstanding shares of Common Stock are converted into other securities or property, the Company shall, prior to or at the time of such transaction, make appropriate provision or cause appropriate provision to be made so that holders of this Warrant shall have the right thereafter to exercise this Warrant into the kind and amount of shares of stock and other securities and property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which this Warrant could have been exercised immediately prior to the effective date of such consolidation, merger, sale, transfer or share exchange. If the property to be received upon such consolidation, merger, sale, transfer or share exchange is not equity securities, the Company shall give the holders of this Warrant ten (10) business days prior written notice of the proposed effective date of such transaction, and if this Warrant has not been exercised by or on the effective date of such transaction, such this Warrant shall be converted automatically immediately prior to the effective date of such transaction into the right to receive property receivable upon such consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock into which this Warrant could have been exercised less the aggregate Exercise Price.

           (e) Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Common Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant will constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Common Shares upon the exercise of the purchase rights under this Warrant.

      9. Notice of Adjustments. Whenever the Exercise Price or number of shares purchasable hereunder will be adjusted pursuant to Section 8 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such Certificate to be transmitted to the holder of this Warrant within 10 days of such event.

      10. Warranties and Covenants. The Company warrants and covenants that this Warrant and all shares to be issued hereunder, when issued in accordance with the terms hereof will be, duly and validly issued, fully paid and non-assessable, and free of all liens, claims and encumbrances. The Company further warrants and covenants that this Warrant constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms.

      11. Transferability; Compliance with Securities Laws.

           (a) This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if requested by the Company). Subject to such restrictions, prior to the Expiration Time, this Warrant and all rights hereunder are transferable by the holder hereof, in whole or in part, at the office or agency of the Company. Any such transfer will be made in person or by the holder's duly authorized attorney, upon surrender of this Warrant together with a written request for transfer.

           (b) The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the Common Shares issuable upon exercise hereof or conversion thereof are being acquired solely for the holder's own account and not as a nominee for any other party, and for investment, and that the holder will not offer, sell or otherwise dispose of this Warrant or any Common Shares issuable upon exercise hereof or conversion thereof, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Upon exercise of this Warrant, the holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the Common Shares so purchased are being acquired solely for holder's own account and not as a nominee for any other party, for investment, and not with a present view toward distribution or resale.

           (c) The Common Shares have not been and will not (except as provided in the Registration Rights Agreement dated August 1, 2003) be registered under the Securities Act or applicable state securities laws and this Warrant may not be exercised except (i) by an “accredited investor” as defined in Rule 501(a) under the Securities Act that acquired this Warrant directly from the Company; or (ii) by a holder that is an “accredited investor” and provides the Company with evidence satisfactory to the Company (which may at the Company’s option be required to include an opinion of counsel) to the effect that no violation of the registration provisions of the Securities Act or applicable state securities laws will result from such exercise. Each certificate representing Common Shares or other securities issued in respect of the Common Shares upon any conversion, stock split, stock dividend, recapitalization, merger, consolidation or similar event, will be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable securities laws):

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES OR (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION OR THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.”

      12. Miscellaneous.

           (a) Issue Date. The provisions of this Warrant will be construed and will be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant will be binding upon any successors or assigns of the Company. This Warrant shall constitute a contract under the laws of the State of New York and for all purposes will be construed in accordance with and governed by the laws of said state.

           (b) Notices. All notices and other communications called for or required by this Warrant shall be in writing to the parties at their respective addresses stated in the Agreement, or to such other address as a party may subsequently specify and shall be deemed to have been received (i) upon delivery in person, (ii) upon the passage of seventy-two (72) hours following post by first class registered or certified mail, return receipt requested, with postage prepaid, (iii) upon the passage of twenty-four (24) hours following post by overnight receipted courier service, or (iv) upon transmittal by confirmed telex or facsimile provided that if sent by facsimile a copy of such receipt requested and postage prepaid, with an indication that the original was set by facsimile and the date of its transmittal.

           (c) Attorneys’ Fees. In any litigation, arbitration or court proceeding between the Company and the holder relating hereto, the prevailing party will be entitled to reasonable attorneys’ fees and expenses and court costs incurred in enforcing this Warrant.

           (d) Charges, Taxes and Expenses. Issuance of certificates for Common Shares upon the exercise of this Warrant will be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses will be paid by the Company, and such certificates will be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant in writing.

IN WITNESS WHEREOF, BRIAZZ, INC., has caused this Warrant to be executed by the undersigned officer thereunto duly authorized.

Dated __________, 2004

BRIAZZ, INC.

By:

Victor D. Alhadeff, Chief Executive Officer

NOTICE OF EXERCISE

To: BRIAZZ, INC.

      (1) The undersigned hereby elects to purchase __________ shares of Common Stock (“Shares”) of BRIAZZ, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

      (2) In exercising the attached Warrant, the undersigned hereby represents, warrants, confirms and acknowledges as follows:

(a)	the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment and it is able to bear the economic risk of loss of an investment in any Shares subscribed for pursuant to the attached Warrant;

(b)	the undersigned has had access to such information concerning the Company as he or she has considered necessary in connection with an investment in the
Company and has been advised to seek business, tax and legal counsel with respect to such matters;

(c)	the undersigned is acquiring the Shares for its own account for investment purposes only and not with a view to resale or distribution; provided, however, that the undersigned may sell or otherwise dispose of Shares pursuant to registration thereof pursuant to the Securities Act of 1933, as amended (the
“Securities Act”) and any applicable state securities laws or under an exemption from such registration requirements;

(d)	the undersigned understands that the Shares have not been and will not be registered under the Securities Act and that the issuance of the Shares is being made in reliance on an exemption from such registration requirement;

(e)	the undersigned is, and was at all times that it purchased Shares or received an offer to purchase Shares an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act.

(f)	the undersigned agrees that if it decides to offer, sell or otherwise transfer any
Shares, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i) the sale is to the Company;

(ii) the sale is made in compliance with the exemption from the registration requirements under the Securities Act provided by Rule 144 or Rule
144A thereunder, if available, and in accordance with any applicable state securities or “Blue Sky” laws; or

(iii) the securities are sold in a transaction that does not require registration under the Securities Act or any applicable state laws and regulations governing the offer and sale of securities;

and, with respect to subparagraphs (ii) and (iii) hereof, it has prior to such sale furnished to the Company an opinion of counsel reasonably satisfactory to the
Company;

	(g)	the undersigned acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the
Securities Act or applicable state laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE
HAVE NOT BEEN REGISTERED UNDER THE SECURITIES
ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”),
OR ANY STATE SECURITIES LAWS, HAVE BEEN TAKEN
FOR INVESTMENT, AND MAY NOT BE SOLD OR
OFFERED FOR SALE IN THE ABSENCE OF AN
EFFECTIVE REGISTRATION STATEMENT UNDER THE
SECURITIES ACT AND ANY APPLICABLE STATE
SECURITIES LAW OR EXEMPTIONS THEREFROM, SUCH
EXEMPTIONS, AT THE OPTION OF THE COMPANY, TO
BE EVIDENCED BY AN OPINION OF COUNSEL
SATISFACTORY TO THE COMPANY.”

	(h)	the undersigned understands that the Company may instruct the transfer agent for the Shares not to record any transfer of the Shares without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the Securities Act;

	(i)	the undersigned consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

	(j)	the undersigned received the attached Warrant, any term sheet, agreement or other offering materials in connection with his, her or its acquisition of the Shares, and the form of this Notice of Exercise, at the address set forth below, and is a resident of the state set forth in such address.

(3)	Please issue a certificate or certificates representing said Shares in the name of the undersigned. 2

Date	Signature

Address:

3